EXCHANGE AGREEMENT

         This EXCHANGE AGREEMENT (this "Agreement") is made this 29th day of September, 2000 by and among TECHSYS, INC., a New Jersey corporation with its principal executive offices located at 44 Aspen Drive, Livingston, New Jersey 07039 (the "Holder"), LITTLE UNIVERSE, L.L.C., a New Jersey limited liability company with its principal executive offices located at 35 Airport Road, Suite 340, Morristown, New Jersey 07950 (the "Subsidiary"), and TECHNOLOGY KEIRETSU, LLC, a New Jersey limited liability company with its principal executive offices located at 35 Airport Road, Suite 340, Morristown, New Jersey 07950 (the "Parent").

         The parties hereto, intending to be legally bound, agree as follows:

         1. The Subsidiary and the Parent represent to the Holder that the operations of the Subsidiary will cease and all of the Subsidiary's assets, including its intellectual property, will be distributed to the Parent.

         2. The Subsidiary, the Parent, and the Holder hereby exchange 150,000 membership units of the Subsidiary (the "Subsidiary's Units") presently owned by the Holder for 71,429 membership units of the Parent (the "Parent's Units"), without any further payment or action by the Holder.

         3.  The  Holder  hereby   acknowledges   receipt  of  the   certificate
representing the Parent's Units and the Subsidiary and the Parent hereby acknowledge receipt of the certificate representing the Subsidiary's Units.

         4. The Parent and the Holder acknowledge that nothing contained in this Agreement modifies or amends the terms and conditions of the Purchase Agreement dated August 31, 2000 by and between the Holder and the Parent.


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         IN WITNESS WHEREOF,  the parties have executed this Agreement as of the date first written above.

                                       TECHSYS, INC.


                                          STEVEN L. TRENK
                                       By:______________________
                                          Steven L. Trenk
                                          President

                                       LITTLE UNIVERSE, L.L.C.


                                          GARY FINKEL
                                       By:_______________________
                                          Gary Finkel
                                          Chief Financial Officer

                                       TECHNOLOGY KEIRETSU, LLC


                                          BRUCE FLITCROFT
                                       By:_______________________
                                          Bruce Flitcroft
                                          Chief Executive Manager